UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 20, 2009

PAB BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-25422	58-1473302
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia   31602
               (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code   (229) 241-2775

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

On July 14, 2009, PAB Bankshares, Inc. (the “Company”) and its wholly owned banking subsidiary, The Park Avenue Bank (the “Bank”), entered into a written agreement (the “Agreement”) with the Federal Reserve Bank of Atlanta (the “Federal Reserve”) and the Georgia Department of Banking and Finance (the “Department”).

The Agreement is based on the findings of the Federal Reserve and the Department during an examination conducted as of January 19, 2009 (the “Examination”).  Since the completion of the Examination, the Boards of Directors of the Company and the Bank have aggressively taken steps to address the findings of the Examination.  The Company and the Bank have taken an active role in working with the Federal Reserve and the Department to improve the condition of the Bank and have addressed many of the items included in the Agreement.

Under the terms of the Agreement, the Bank will prepare and submit written plans and/or reports to the regulators that address the following items: strengthening the Bank’s credit risk management practices; improving loan underwriting and loan administration; improving asset quality, including improving the Bank’s position on problem loans through repayment, additional collateral or other means; reviewing and revising as necessary the Bank’s allowance for loan and lease losses policy; maintaining sufficient capital at the Bank; revising and implementing a profitability plan and comprehensive budget to improve and sustain the Bank’s earnings; and improving the Bank’s liquidity position and funds management practices.  While the Agreement remains in place, the Company and the Bank may not pay dividends and the Company may not increase debt or redeem any shares of its stock without the prior written consent of the regulators.  Further, the Bank will comply with applicable laws and regulations.

The Company and the Bank believe that the proactive steps the management and Boards of Directors have undertaken will help the Company and the Bank address the Agreement and the concerns leading to the Agreement.

The description of the Agreement above is qualified in its entirety by the actual Agreement , a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02.            Results of Operations and Financial Condition.

On July 20, 2009, the Company issued a press release announcing its financial results for the three months ended June 30, 2009 (the “Press Release”).  The Press Release, including financial tables, is furnished herewith as Exhibit 99.1 to this report.  On July 21, 2009 at 10:00 AM Eastern, the Company intends to hold a conference call and webcast to discuss its financial results as reported in the Press Release.  Instructions on how to access the conference call and webcast are included in the Press Release.

Item 9.01.            Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibits are furnished herewith:

10.1	Written Agreement with the Federal Reserve Bank of Atlanta and the Georgia Department of Banking and Finance, dated July 14, 2009.

99.1	Press Release dated July 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC.
(Registrant)

Date:  July 20, 2009                                                           /s/ Donald J. Torbert, Jr.
(Signature)
Donald J. Torbert, Jr.,
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1	Written Agreement with the Federal Reserve Bank of Atlanta and the Banking Georgia Department of Banking and Finance, dated July 14, 2009.

99.1	Press Release dated July 20, 2009.